Exhibit 99.2

Republic Companies Group, Inc.

Supplemental Information

Second Quarter and Year to Date Through June

Posted to www.republicgroup.com prior to the opening of the financial markets on August 4, 2006.

The following supplemental consolidated and segment information is provided in conjunction with our press release regarding second quarter and year to date through June 30 results.

Supplemental Consolidated Information

Set forth in the tables below are the comparative summary consolidated results of operations and key financial measures for the three-month and six-month periods ended June 30, 2006 and 2005:

Summary Results of Operations - Consolidated ($ in thousands)	Three Months Ended June 30, 2006 (unaudited)	Three Months Ended June 30, 2005 (unaudited)	Six Months Ended June 30, 2006 (unaudited)	Six Months Ended June 30, 2005 (unaudited)
Net insurance premiums earned	$66,933	$59,196	$130,170	$116,370
Net investment income	3,642	2,727	7,154	5,049
Net realized gains (losses)	(86)	75	(143)	76
Other income	1,589	1,632	3,270	3,200
Total revenues	72,078	63,630	140,451	124,695
Net losses and loss adjustment expenses incurred	46,588	37,349	79,841	67,030
Underwriting, acquisition and operating expenses
Commissions	13,483	11,746	26,972	22,072
Other underwriting, acquisition and operating expenses	10,736	10,615	22,740	20,557
Total underwriting, acquisition and operating expenses	24,219	22,361	49,712	42,629
Interest expense	988	775	1,923	1,510
Total expenses	71,795	60,485	131,476	111,169
Income from continuing operations before income taxes	283	3,145	8,975	13,526
Income tax expense	799	1,116	3,828	4,749
Minority interest	(116)	0	(159)	0
Equity in earnings of unconsolidated foreign insurance company	1,073	838	2,371	1,541
Net income	$441	$2,867	$7,359	$10,318

Key Measures ($ in thousands)	Three Months Ended June 30, 2006 (unaudited)	Three Months Ended June 30, 2005 (unaudited)	Six Months Ended June 30, 2006 (unaudited)	Six Months Ended June 30, 2005 (unaudited)
Gross written premiums	$139,199	$121,067	$265,498	$231,752
Net written premiums	74,573	65,482	138,301	124,285

Net ex-catastrophe loss ratio	50.8%	52.3%	50.7%	51.3%
Net catastrophe loss ratio	18.8%	10.8%	10.6%	6.3%
Net expense ratio	36.2%	37.8%	38.2%	36.6%
Net combined ratio	105.8%	100.9%	99.5%	94.2%

Supplemental Segment Information

Set forth in the tables below are comparative summary results of operations and key financial measures for the three-month and six-month periods ended June 30, 2006 and 2005 for our four business segments, Independent Agents - Personal Lines, Independent Agents - Commercial Lines, Program Management and Insurance Services and Corporate.

Independent Agents - Personal Lines Segment

Results of Operations - Independent Agents - Personal Lines ($ in thousands)	Three Months Ended June 30, 2006 (unaudited)	Three Months Ended June 30, 2005 (unaudited)	Six Months Ended June 30, 2006 (unaudited)	Six Months Ended June 30, 2005 (unaudited)
Net insurance premiums earned	$31,989	$31,821	$63,085	$64,122
Net investment income	1,222	1,178	2,434	2,140
Net realized gains (losses)	(29)	33	(49)	33
Other income	384	414	793	828
Total revenues	33,566	33,446	66,263	67,123
Net losses and loss adjustment expenses incurred	3,310	22,221	9,808	35,394
Underwriting, acquisition and operating expenses
Commissions	5,798	5,675	11,476	11,238
Other underwriting, acquisition and operating expenses	5,101	5,171	11,285	10,195
Total underwriting, acquisition and operating expenses	10,899	10,846	22,761	21,433
Total expenses	34,209	33,067	62,569	56,827
Income (loss) from continuing operations before income taxes	(643)	379	3,694	10,296
Income tax expense (benefit)	(149)	144	1,362	3,615
Minority interest	116	0	159	0
Net income (loss)	$(610)	$235	$2,173	$6,681

Key Measures ($ in thousands)	Three Months Ended June 30, 2006 (unaudited)	Three Months Ended June 30, 2005 (unaudited)	Six Months Ended June 30, 2006 (unaudited)	Six Months Ended June 30, 2005 (unaudited)
Gross written premiums	$38,245	$35,636	$70,900	$67,347
Net written premiums	34,740	33,571	64,091	63,574

Net ex-catastrophe loss ratio	48.6%	50.8%	49.4%	44.6%
Net catastrophe loss ratio	24.3%	19.0%	13.7%	10.6%
Net expense ratio	34.1%	34.1%	36.1%	33.4%
Net combined ratio	107.0%	103.9%	99.2%	88.6%

Independent Agents - Commercial Lines Segment

Results of Operations - Independent Agents - Commercial Lines ($ in thousands)	Three Months Ended June 30, 2006 (unaudited)	Three Months Ended June 30, 2005 (unaudited)	Six Months Ended June 30, 2006 (unaudited)	Six Months Ended June 30, 2005 (unaudited)
Net insurance premiums earned	$19,229	$16,987	$36,590	$33,384
Net investment income	1,257	901	2,452	1,589
Net realized gains (losses)	(30)	24	(50)	24
Other income	53	51	100	97
Total revenues	20,509	17,963	39,092	35,094
Net losses and loss adjustment expenses incurred	15,079	9,842	24,347	20,701
Underwriting, acquisition and operating expenses
Commissions	3,317	3,127	6,701	6,030
Other underwriting, acquisition and operating expenses	4,378	3,976	8,874	7,481
Total underwriting, acquisition and operating expenses	7,695	7,103	15,575	13,511
Total expenses	22,774	16,945	39,922	34,212
Income (loss) from continuing operations before income taxes	(2,265)	1,018	(830)	882
Income tax expense (benefit)	(854)	358	(354)	310
Net income (loss)	(1,411)	$660	$(476)	572

Key Measures ($ in thousands)	Three Months Ended June 30, 2006 (unaudited)	Three Months Ended June 30, 2005 (unaudited)	Six Months Ended June 30, 2006 (unaudited)	Six Months Ended June 30, 2005 (unaudited)
Gross written premiums	$25,649	$21,044	$47,351	$40,894
Net written premiums	22,087	18,363	40,516	35,784

Net ex-catastrophe loss ratio	53.4%	55.8%	52.2%	60.3%
Net catastrophe loss ratio	25.0%	2.1%	14.3%	1.7%
Net expense ratio	40.0%	41.8%	42.6%	40.5%
Net combined ratio	118.4%	99.7%	109.1%	102.5%

Program Management Segment

Results of Operations - Program Management ($ in thousands)	Three Months Ended June 30, 2006 (unaudited)	Three Months Ended June 30, 2005 (unaudited)	Six Months Ended June 30, 2006 (unaudited)	Six Months Ended June 30, 2005 (unaudited)
Net insurance premiums earned	$15,715	$10,388	$30,495	$18,864
Net investment income	1,051	572	2,037	1,096
Net realized gains (losses)	(25)	17	(41)	17
Other income	521	653	1,021	1,222
Total revenues	17,262	11,630	33,512	21,199
Net losses and loss adjustment expenses incurred	8,199	5,286	15,686	10,935
Underwriting, acquisition and operating expenses
Commissions	4,368	2,944	8,795	4,804
Other underwriting, acquisition and operating expenses	1,436	1,429	2,916	2,847
Total underwriting, acquisition and operating expenses	5,804	4,373	11,711	7,651
Total expenses	14,003	9,659	27,397	18,586
Income from continuing operations before income taxes	3,259	1,971	6,115	2,613
Income tax expense	1,827	685	2,822	910
Net income	$1,432	$1,286	$3,293	$1,703

Key Measures ($ in thousands)	Three Months Ended June 30, 2006 (unaudited)	Three Months Ended June 30, 2005 (unaudited)	Six Months Ended June 30, 2006 (unaudited)	Six Months Ended June 30, 2005 (unaudited)
Gross written premiums	$33,138	$30,947	$66,586	$59,119
Net written premiums	17,746	13,548	33,694	24,927
Net loss ratio	52.2%	50.9%	51.4%	58.0%

Net expense ratio	36.9%	42.1%	38.4%	40.6%
Net combined ratio	89.1%	93.0%	89.8%	98.6%

Insurance Services and Corporate Segment

Results of Operations - Insurance Services and Corporate ($ in thousands)	Three Months Ended June 30, 2006 (unaudited)	Three Months Ended June 30, 2005 (unaudited)	Six Months Ended June 30, 2006 (unaudited)	Six Months Ended June 30, 2005 (unaudited)
Net investment income	$112	$76	$231	$224
Net realized gains (losses)	(2)	1	(3)	2
Other income	631	514	1,356	1,053
Total revenues	741	591	1,584	1,279
Underwriting, acquisition and operating expenses	(179)	39	(335)	34
Interest expense	988	775	1,923	1,510
Total expenses	809	814	1,588	1,544
Loss from continuing operations before income taxes	(68)	(223)	(4)	(265)
Income tax benefit	(25)	(71)	(2)	(86)
Equity in earnings of unconsolidated foreign insurance company	1,073	838	2,371	1,541
Net income	$1,030	$686	$2,369	$1,362

Key Measure ($ in thousands)	Three Months Ended June 30, 2006 (unaudited)	Three Months Ended June 30, 2005 (unaudited)	Six Months Ended June 30, 2006 (unaudited)	Six Months Ended June 30, 2005 (unaudited)
Gross written premiums	$42,167	$33,440	$80,661	$64,392

Historical Catastrophe Loss Ratios by Quarter (after reinsurance)

Year	First Quarter (unaudited)	Second Quarter (unaudited)	Third Quarter (unaudited)	Fourth Quarter (unaudited)
2006	2.0%	18.8%	n/a	n/a
2005	1.6%	10.8%	7.8%	3.3%
2004	4.6%	7.9%	1.0%	0.0%
2003	2.0%	18.8%	6.5%	1.3%
2002	0.3%	5.2%	6.0%	6.8%
2001	1.4%	18.4%	5.0%	8.7%
2000	7.7%	24.0%	5.6%	1.4%
2000 - 2005 Average	2.9%	14.2%	5.3%	3.6%

Risks Related to Our Business and Our Industry

You should carefully consider the risks described in our Annual Report filed on Form 10-K and in our other filings with the Securities and Exchange Commission (available at www.sec.gov). Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Media and Investor Contact

Michael E. Ditto, Esq.

Vice President, General Counsel and Secretary

972 788 6000